UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09397
The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund
Annual Report — December 31, 2010
« « « «
Morningstar® rated The Gabelli Utilities Class AAA Shares 4 stars overall and 5 stars for the three year period and 4 stars for the five and ten year periods ended December 31, 2010 among 83, 83, 78, and
52 Specialty-Utilities funds, respectively.	Mario J. Gabelli, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (the “SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The Gabelli Utilities Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 13.0% in 2010, compared with increases of 5.5% and 10.2% for the Standard & Poor’s (“S&P”) 500 Utilities Index and the Lipper Utility Fund Average, respectively.
     The major utility indices (Dow Jones Utility Index, Philadelphia Utility Index, and the S&P 500 Utilities Index) provided investors with approximately a 4-5% total return, including annual dividend rates. The lower risk, more regulated utilities performed significantly better, with the distribution and traditional regulated utilities advancing roughly 15% in price and providing an additional dividend return of approximately 5%. The solid regulated utility performance was driven by strong earnings growth and constructive regulatory treatment. However, utility stocks with exposure to the non regulated merchant power business underperformed, due primarily to low non regulated power plant margins as a result of depressed natural gas prices and an oversupply of power.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

     The long-term trend toward utility industry consolidation continued in 2010, including takeovers of smaller utilities, mergers of equals, and numerous asset purchases. In February, FirstEnergy Corp. (0.1% of net assets as of December 31, 2010), agreed to acquire Allegheny Energy (1.3%) in a stock for stock transaction. The transaction received shareholder approval in September and is likely to close in the Spring of 2011. Nova Scotia based Emera Inc. (0.4%) completed an acquisition of the small distribution utility, Maine & Maritimes, in an all cash transaction in December 2010. Also in December, Icahn Enterprises announced a $5 billion agreement to acquire merchant power company Dynegy Inc. (0.07%). The pickup in merger activity reinforces the long-term bias of utilities to increase scale.
     Selected holdings that contributed positively to the Fund’s performance in 2010 were Bucyrus International, Inc. (0.9%), Baldor Electric Co. (0.8%), and Atlas Energy Inc. (0.5%), an independent developer and producer of natural gas and oil, with operations in the Appalachian, Michigan, and Indiana Basins. Some of the Fund’s weaker performing stocks during the year were Constellation Energy Group, Inc. (2.2%) and Exelon Corp. (1.3%).
     We appreciate your confidence and trust.
Sincerely yours,

Bruce N. Alpert
President
February 24, 2011
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
GABELLI UTILITIES FUND CLASS AAA SHARES AND THE S&P 500 UTILITIES INDEX (Unaudited)

Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

						Since
						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	(8/31/99)
Gabelli Utilities Fund Class AAA	5.86%	12.99%	1.06%	6.64%	4.87%	7.58%
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	1.39
S&P 500 Utilities Index	1.09	5.46	(5.71)	3.90	0.78	3.85
Lipper Utility Fund Average	4.99	10.19	(4.35)	5.41	3.20	4.51
Class A	5.84	12.92	1.05	6.64	4.89	7.61
With sales charge (b)	(0.25)	6.43	(0.92)	5.39	4.27	7.04
Class B	5.58	12.04	0.25	5.82	4.21	6.99
With contingent deferred sales charge (c)	0.58	7.04	(0.75)	5.50	4.21	6.99
Class C	5.72	12.13	0.30	5.85	4.25	7.03
With contingent deferred sales charge (d)	4.72	11.13	0.30	5.85	4.25	7.03
Class I	5.98	13.25	1.27	6.78	4.93	7.64
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.47%, 1.47%, 2.22%, 2.22%, and 1.22%, respectively. See page 12 for expense ratios for the year ended December 31, 2010. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The values of utility stocks change as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 and the S&P 500 Utilities Index are unmanaged indicators of stock performance, while the Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.

(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2010 through December 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/10	12/31/10	Ratio	Period*

The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$1,166.20	1.45%	$7.92
Class A	$1,000.00	$1,165.20	1.45%	$7.91
Class B	$1,000.00	$1,159.70	2.20%	$11.98
Class C	$1,000.00	$1,162.60	2.20%	$11.99
Class I	$1,000.00	$1,166.80	1.19%	$6.50
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.90	1.45%	$7.38
Class A	$1,000.00	$1,017.90	1.45%	$7.38
Class B	$1,000.00	$1,014.12	2.20%	$11.17
Class C	$1,000.00	$1,014.12	2.20%	$11.17
Class I	$1,000.00	$1,019.21	1.19%	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2010:
The Gabelli Utilities Fund

Energy and Utilities	62.3%
Communications	18.7%
U.S. Government Obligations	14.1%
Other	4.4%
Other Assets and Liabilities (Net)	0.5%
100.0%
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2010, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.1069 per share for all classes. For the year ended December 31, 2010, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.70% of the ordinary income distributions as qualified interest income, pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010.
U.S. Government Income
The percentage of the ordinary income distribution paid by the Fund during 2010 which was derived from U.S. Treasury securities was 0.72%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities.The Gabelli Utilities Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 14.13%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli Utilities Fund
Schedule of Investments — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 85.2%
	ENERGY AND UTILITIES — 62.2%
	Energy and Utilities: Alternative Energy — 0.2%
240,000	Algonquin Power & Utilities Corp.	$1,155,763	$1,211,707
23,000	Ormat Industries Ltd.	179,277	197,754
52,000	Ormat Technologies Inc.	1,629,589	1,538,160

		2,964,629	2,947,621

	Energy and Utilities: Electric Integrated — 29.9%
800,000	Allegheny Energy Inc.	15,936,556	19,392,000
260,000	ALLETE Inc.	9,218,717	9,687,600
68,000	Alliant Energy Corp.	1,889,326	2,500,360
220,000	Ameren Corp.	7,745,239	6,201,800
385,000	American Electric Power Co. Inc.	14,142,607	13,852,300
230,000	Avista Corp.	5,244,325	5,179,600
600,000	Black Hills Corp.	17,221,602	18,000,000
35,000	Cleco Corp.	721,890	1,076,600
60,000	CMS Energy Corp.	402,675	1,116,000
1,100,000	Constellation Energy Group Inc.	34,868,680	33,693,000
225,000	Dominion Resources Inc.	9,414,548	9,612,000
350,000	DPL Inc.	9,338,176	8,998,500
5,000	DTE Energy Co.	196,215	226,600
365,000	Duke Energy Corp.	5,838,890	6,500,650
200,000	Dynegy Inc.†	977,759	1,124,000
500,000	Edison International	15,960,315	19,300,000
573,000	El Paso Electric Co.†	10,410,005	15,774,690
4,500	Entergy Corp.	213,681	318,735
475,000	Exelon Corp.	22,905,059	19,779,000
50,000	FirstEnergy Corp.	1,989,331	1,851,000
845,000	Great Plains Energy Inc.	19,210,528	16,384,550
425,000	Hawaiian Electric Industries Inc.	9,726,904	9,685,750
273,000	Integrys Energy Group Inc.	13,562,649	13,243,230
242,000	MGE Energy Inc.	7,874,701	10,347,920
556,000	NextEra Energy Inc.	26,343,496	28,906,440
195,000	NiSource Inc.	4,210,731	3,435,900
557,585	NorthWestern Corp.	16,018,488	16,075,176
5,000	NV Energy Inc.	68,650	70,250
328,000	OGE Energy Corp.	9,247,517	14,937,120
375,000	Otter Tail Corp.	8,882,381	8,452,500
115,000	Pepco Holdings Inc.	2,362,277	2,098,750
50,000	PG&E Corp.	1,391,784	2,392,000
218,000	Pinnacle West Capital Corp.	8,912,455	9,036,100
1,206,807	PNM Resources Inc.	13,881,983	15,712,627
46,000	PPL Corp.	1,030,117	1,210,720
235,000	Progress Energy Inc.	10,304,374	10,217,800
130,000	Public Service Enterprise Group Inc.	3,595,169	4,135,300
400,000	SCANA Corp.	15,799,839	16,240,000
350,000	Southern Co.	12,304,030	13,380,500
180,000	TECO Energy Inc.	3,107,220	3,204,000
262,000	The Empire District Electric Co.	5,328,392	5,816,400
145,000	UniSource Energy Corp.	3,588,527	5,196,800
51,000	Unitil Corp.	1,258,704	1,159,740
331,000	Vectren Corp.	9,262,965	8,400,780
740,000	Westar Energy Inc.	16,996,789	18,618,400
233,000	Wisconsin Energy Corp.	9,550,356	13,714,380
205,000	Xcel Energy Inc.	3,766,771	4,827,750

		422,223,393	451,085,318

	Energy and Utilities:
	Electric Transmission and Distribution — 4.8%
166,000	Central Vermont Public Service Corp.	3,257,835	3,628,760
365,094	CH Energy Group Inc.	16,614,640	17,849,446
275,000	Consolidated Edison Inc.	12,355,798	13,631,750
115,000	GenOn Energy Inc.†	674,336	438,150
580,000	Northeast Utilities	13,816,975	18,490,400
415,000	NSTAR	12,469,600	17,508,850
16,666	UIL Holdings Corp.	490,122	499,313

		59,679,306	72,046,669

	Energy and Utilities: Global Utilities — 4.3%
44,000	Areva SA	1,864,598	2,146,112
24,000	Chubu Electric Power Co. Inc.	574,288	590,023
19,000	E.ON AG	773,153	582,317
4,000	EDP — Energias de Portugal SA, ADR	112,064	133,000
200,000	Electric Power Development Co. Ltd.	4,991,198	6,274,172
304	Electricite de France	11,835	12,469
195,000	Emera Inc.	4,821,670	6,148,295
34,000	Enagas	898,123	677,656
295,000	Endesa SA	9,842,286	7,606,303
230,000	Enel SpA	1,285,148	1,149,493
58,800	GDF Suez, Strips	0	79
185,000	Hera SpA	358,114	382,939
50,000	Hokkaido Electric Power Co. Inc.	988,134	1,022,293
27,000	Hokuriku Electric Power Co.	512,419	663,444
165,000	Huaneng Power International Inc., ADR	4,574,230	3,527,700
70,000	Iberdrola SA, ADR	2,613,319	2,145,500
50,192	Iberdrola SA, London	617,879	386,871
37,212	Iberdrola SA, Madrid	271,633	286,824
2,000	International Power plc	5,935	13,645
360,000	Korea Electric Power Corp., ADR†	4,871,564	4,863,600
60,000	Kyushu Electric Power Co. Inc.	1,305,620	1,344,993
2,000	Lufkin Industries Inc.	89,426	124,780
14,000	National Grid plc, ADR	626,949	621,320
3,000	Niko Resources Ltd.	207,647	311,314
88,000	Red Electrica Corporacion SA	4,229,807	4,139,350
24,000	Shikoku Electric Power Co. Inc.	473,574	705,900
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
2,000	Snam Rete Gas SpA	$8,967	$9,942
440,000	Talisman Energy Inc.	8,041,615	9,763,600
24,000	The Chugoku Electric Power Co. Inc.	457,538	487,745
165,000	The Kansai Electric Power Co. Inc.	3,497,372	4,072,669
40,000	The Tokyo Electric Power Co. Inc.	1,004,416	976,968
150,000	Tohoku Electric Power Co. Inc.	2,684,461	3,344,008

		62,614,982	64,515,324

	Energy and Utilities: Merchant Energy — 0.8%
40,000	GenOn Energy Inc. — Old, Escrow† (a)	0	0
15,000	GenOn Energy Inc., Escrow† (a)	0	0
238,000	NRG Energy Inc.†	5,540,571	4,650,520
620,000	The AES Corp.†	5,103,101	7,551,600

		10,643,672	12,202,120

	Energy and Utilities: Natural Gas Integrated — 10.3%
1,020,000	El Paso Corp.	10,606,571	14,035,200
21,000	Energen Corp.	271,496	1,013,460
3,000	Hess Corp.	228,896	229,620
1,300,000	National Fuel Gas Co.	59,919,913	85,306,000
85,000	Northwest Natural Gas Co.	4,043,985	3,949,950
271,000	ONEOK Inc.	7,924,503	15,032,370
25,000	Petroleo Brasileiro SA, ADR	928,844	946,000
865,000	Southern Union Co.	17,115,940	20,820,550
545,000	Spectra Energy Corp.	11,649,431	13,619,550
30,000	UGI Corp.	952,762	947,400

		113,642,341	155,900,100

	Energy and Utilities: Natural Gas Utilities — 5.4%
100,000	Atmos Energy Corp.	2,741,961	3,120,000
44,000	Chesapeake Utilities Corp.	1,265,150	1,826,880
624,000	CONSOL Energy Inc.	23,359,148	30,413,760
192,612	Corning Natural Gas Corp. (b)	3,132,853	4,141,158
36,800	Delta Natural Gas Co. Inc.	957,943	1,154,600
130,000	Nicor Inc.	5,925,760	6,489,600
65,000	Piedmont Natural Gas Co. Inc.	1,571,813	1,817,400
8,000	RGC Resources Inc.	245,853	252,400
70,000	South Jersey Industries Inc.	1,982,945	3,697,400
640,000	Southwest Gas Corp.	17,781,857	23,468,800
130,100	The Laclede Group Inc.	4,096,127	4,753,854
6,000	WGL Holdings Inc.	205,073	214,620

		63,266,483	81,350,472

	Energy and Utilities: Natural Resources — 1.2%
14,000	Alliance Holdings GP LP	276,626	671,860
25,000	Anadarko Petroleum Corp.	1,509,215	1,904,000
175,000	Atlas Energy Inc.†	5,969,657	7,694,750
18,000	Compania de Minas Buenaventura SA, ADR	205,537	881,280
55,000	Occidental Petroleum Corp.	4,310,909	5,395,500
34,000	Peabody Energy Corp.	1,131,945	2,175,320
15,000	Uranium One Inc.	28,281	71,809

		13,432,170	18,794,519

	Energy and Utilities: Services — 1.3%
260,000	ABB Ltd., ADR	3,599,075	5,837,000
75,000	Halliburton Co.	1,505,947	3,062,250
30,000	MDU Resources Group Inc.	665,350	608,100
51,000	Patterson-UTI Energy Inc.	760,720	1,099,050
6,000	Pike Electric Corp.†	57,645	51,480
72,000	Rowan Companies Inc.†	1,921,752	2,513,520
11,000	Tenaris SA, ADR	247,769	538,780
250,000	Weatherford International Ltd.†	4,139,812	5,700,000

		12,898,070	19,410,180

	Energy and Utilities: Water — 1.1%
3,000	American States Water Co.	75,431	103,410
105,000	American Water Works Co. Inc.	2,260,508	2,655,450
174,000	Aqua America Inc.	3,270,571	3,911,520
2,000	California Water Service Group	70,055	74,540
3,000	Consolidated Water Co. Ltd.	54,031	27,510
13,000	Middlesex Water Co.	224,475	238,550
135,000	Pennichuck Corp.	2,937,272	3,693,600
151,000	SJW Corp.	3,800,082	3,996,970
85,000	The York Water Co.	1,172,808	1,469,650
10,027	United Utilities Group plc, ADR	259,380	184,697

		14,124,613	16,355,897

	Diversified Industrial — 2.8%
185,000	Baldor Electric Co.	11,706,009	11,662,400
29,000	Bouygues SA	1,303,299	1,249,977
149,700	Bucyrus International Inc.	13,380,395	13,383,180
850,000	General Electric Co.	14,915,904	15,546,500
25,000	Mueller Water Products Inc., Cl. A	210,068	104,250
10,000	Park-Ohio Holdings Corp.†	193,070	209,100

		41,708,745	42,155,407

	Environmental Services — 0.0%
12,000	Veolia Environnement	328,493	350,701

	Exchange Traded Funds — 0.1%
20,000	Utilities HOLDRS Trust	2,019,845	1,981,000

	TOTAL ENERGY AND UTILITIES	819,546,742	939,095,328

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS — 18.6%
	Cable and Satellite — 4.2%
420,000	Cablevision Systems Corp., Cl. A	$10,299,844	$14,212,800
25,000	Cogeco Cable Inc.	684,204	1,031,379
70,000	Cogeco Inc.	1,589,491	2,639,344
75,000	Comcast Corp., Cl. A	1,608,171	1,647,750
175,000	Comcast Corp., Cl. A, Special	3,507,923	3,641,750
70,000	DIRECTV, Cl. A†	1,596,772	2,795,100
575,000	DISH Network Corp., Cl. A†	11,046,930	11,304,500
305,005	EchoStar Corp., Cl. A†	6,191,594	7,615,975
175,000	Liberty Global Inc., Cl. A†	4,622,933	6,191,500
300,000	Mediacom Communications Corp., Cl. A†	2,279,247	2,538,000
40,000	Rogers Communications Inc., Cl. B	572,504	1,385,200
12,000	Shaw Communications Inc., Cl. B, Non-Voting	148,195	256,560
100,000	Time Warner Cable Inc.	4,328,117	6,603,000
84,000	Tokyo Broadcasting System Holdings Inc.	1,448,444	1,192,906

		49,924,369	63,055,764

	Communications Equipment — 0.1%
30,000	CommScope Inc.†	943,005	936,600

	Computer Services Software and Systems — 0.7%
225,000	McAfee Inc.†	10,628,790	10,419,750

	Telecommunications — 9.4%
38,500	AboveNet Inc.	2,055,522	2,250,710
475,000	AT&T Inc.	13,718,553	13,955,500
16,000	Atlantic Tele-Network Inc.	643,759	613,440
540,000	BCE Inc.	14,990,994	19,148,400
76,000	Belgacom SA	2,502,839	2,551,682
1,800,000	Cincinnati Bell Inc.†	6,119,751	5,040,000
800,000	Deutsche Telekom AG, ADR	11,835,151	10,240,000
1,600	Mobistar SA	111,468	103,719
80,000	NII Holdings Inc.†	3,268,058	3,572,800
152,000	Nippon Telegraph & Telephone Corp.	7,519,802	6,880,158
330,296	Orascom Telecom Holding SAE, GDR† (c)(d)	1,920,056	1,205,580
37,000	Philippine Long Distance Telephone Co., ADR	1,953,200	2,155,990
218,000	Portugal Telecom SGPS SA	2,418,039	2,441,222
218,000	Portugal Telecom SGPS SA, ADR	2,394,890	2,498,280
2,000	PT Indosat Tbk	1,061	1,199
200,000	Qwest Communications International Inc.	1,034,500	1,522,000
1,700,000	Sprint Nextel Corp.†	8,886,568	7,191,000
110,000	Swisscom AG, ADR	3,953,170	4,845,500
4,000	Tele2 AB, Cl. B	66,888	83,025
100,000	Telecom Italia SpA, ADR	1,496,618	1,294,000
76,000	Telefonica SA, ADR	4,979,639	5,199,920
330,000	Telekom Austria AG	4,764,128	4,639,130
210,000	Telephone & Data Systems Inc.	7,321,894	7,675,500
20,000	Telephone & Data Systems Inc., Special	573,333	630,400
365,000	tw telecom inc.†	6,488,486	6,223,250
560,000	Verizon Communications Inc.	17,123,198	20,036,800
660,000	VimpelCom Ltd., ADR	9,337,668	9,926,400

		137,479,233	141,925,605

	Wireless Communications — 4.2%
18,000	America Movil SAB de CV, Cl. L, ADR	523,455	1,032,120
44,000	China Mobile Ltd., ADR	1,555,326	2,183,280
27,000	China Unicom Hong Kong Ltd., ADR	265,821	384,750
19,000	Clearwire Corp., Cl. A†	144,927	97,850
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	61
180	M1 Ltd.	210	330
146,000	Millicom International Cellular SA	10,511,740	13,957,600
6,500	Mobile TeleSystems OJSC, ADR	86,498	135,655
4,600	NTT DoCoMo Inc.	7,206,136	8,033,994
90,000	SK Telecom Co. Ltd., ADR	1,736,938	1,676,700
200	SmarTone Telecommunications Holdings Ltd.	207	383
10,000	Tim Participacoes SA, ADR	277,353	341,400
180,000	Turkcell Iletisim Hizmetleri A/S, ADR	2,690,549	3,083,400
220,000	United States Cellular Corp.†	10,056,204	10,986,800
150,000	Vivo Participacoes SA, ADR	4,193,042	4,888,500
650,000	Vodafone Group plc, ADR	15,618,991	17,179,500

		54,867,416	63,982,323

	TOTAL COMMUNICATIONS	253,842,813	280,320,042

	OTHER — 4.4%
	Aviation: Parts and Services — 1.0%
22,000	Curtiss-Wright Corp.	672,205	730,400
1,450,000	Rolls-Royce Group plc†	10,904,990	14,084,030
108,800,000	Rolls-Royce Group plc., Cl. C†	171,704	169,629

		11,748,899	14,984,059

	Building and Construction — 0.1%
15,000	Acciona SA	1,989,194	1,062,366

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Business Services — 0.9%
800,050	Clear Channel Outdoor Holdings Inc., Cl. A†	$8,952,734	$11,232,702
20,000	Equinix Inc.†	1,623,759	1,625,200

		10,576,493	12,857,902

	Commercial Services — 0.0%
20,000	Macquarie Infrastructure Co. LLC†	390,852	423,400

	Electronics — 0.1%
315,000	LSI Corp.†	2,825,444	1,886,850

	Entertainment — 1.3%
650,000	Vivendi	17,056,359	17,545,735
90,000	Grupo Televisa SA, ADR†	2,072,243	2,333,700
9,200	Madison Square Garden Inc., Cl. A†	205,902	237,176

		19,334,504	20,116,611

	Financial Services — 0.1%
51,500	Kinnevik Investment AB, Cl. A	867,750	1,045,981
12,000	Kinnevik Investment AB, Cl. B	170,855	244,437

		1,038,605	1,290,418

	Health Care — 0.1%
12,000	TSUMURA & Co.	261,956	388,570
75,300	King Pharmaceuticals Inc.†	1,069,260	1,057,965

		1,331,216	1,446,535

	Transportation — 0.8%
360,000	GATX Corp.	11,105,073	12,700,800

	TOTAL OTHER	60,340,280	66,768,941

	TOTAL COMMON STOCKS	1,133,729,835	1,286,184,311

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
800	El Paso Corp., 4.990% Cv. Pfd. (e)	758,731	925,336

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	649,582	733,860

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,408,313	1,659,196

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
38,363	GenOn Energy Inc., expire 01/03/11† (a)	190,367	0

	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
86,000	Bharti Airtel Ltd., expire 09/19/13† (e)	581,549	690,231

	TOTAL WARRANTS	771,916	690,231

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 14.1%
$213,461,000	U.S. Treasury Bills, 0.085% to 0.210%††, 01/06/11 to 06/02/11	213,397,848	213,411,074

	TOTAL INVESTMENTS — 99.5%	$1,349,307,912	1,501,944,812

Notional		Termination	Unrealized
Amount		Date	Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — 0.0%
$144,776 (22,000 Shares)	International Power plc	06/27/11	5,083

			Market
			Value
	Other Assets and Liabilities (Net) — 0.5%		7,890,478

	NET ASSETS — 100.0%		$1,509,840,373

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the fair valued securities had no market value.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2010, the market value of the Regulation S security amounted to $1,205,580 or 0.08% of net assets, which was valued under methods approved by the Board of Trustees as follows:

				12/31/10
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
330,296	Orascom Telecom Holding SAE, GDR	04/24/09	$1,920,056	$3.6500

(d)	Illiquid security.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $1,615,567 or 0.11% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

OJSC	Open Joint Stock Company

Strips	Regular coupon payment portion of security traded separately from the principal portion of the security.
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at value (cost $1,346,175,059)	$1,497,803,654
Investments in affiliates, at value (cost $3,132,853)	4,141,158
Cash	183,339
Receivable for Fund shares issued	9,004,552
Receivable for investments sold	4,231,367
Unrealized appreciation on swap contracts	5,083
Dividends receivable	2,673,049
Prepaid expenses	135,699

Total Assets	1,518,177,901

Liabilities:
Payable for investments purchased	3,582,048
Payable for Fund shares redeemed	2,311,837
Distributions payable	7,361
Payable for investment advisory fees	1,241,504
Payable for distribution fees	639,229
Payable for accounting fees	7,500
Other accrued expenses	548,049

Total Liabilities	8,337,528

Net Assets (applicable to 244,821,008 shares outstanding)	$1,509,840,373

Net Assets Consist of:
Paid-in capital	$1,363,111,221
Undistributed net investment income	71,862
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(5,986,025)
Net unrealized appreciation on investments	152,636,900
Net unrealized appreciation on swap contracts	5,083
Net unrealized appreciation on foreign currency translations	1,332

Net Assets	$1,509,840,373

Shares of Beneficial Interest each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($396,063,430 ÷ 62,104,107 shares outstanding)	$6.38

Class A:
Net Asset Value and redemption price per share ($527,981,238 ÷ 82,232,834 shares outstanding)	$6.42

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$6.81

Class B:
Net Asset Value and offering price per share ($245,626 ÷ 42,760 shares outstanding)	$5.74	(a)

Class C:
Net Asset Value and offering price per share ($544,110,486 ÷ 93,994,290 shares outstanding)	$5.79	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($41,439,593 ÷ 6,447,017 shares outstanding)	$6.43

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends — Unaffiliated (net of foreign withholding taxes of $803,220)	$34,380,937
Dividends — Affiliated	110,444
Interest	248,404

Total Investment Income	34,739,785

Expenses:
Investment advisory fees	11,013,501
Distribution fees — Class AAA	699,664
Distribution fees — Class A	951,469
Distribution fees — Class B	2,411
Distribution fees — Class C	4,128,654
Shareholder services fees	1,020,843
Shareholder communications expenses	270,050
Registration expenses	228,382
Custodian fees	163,174
Legal and audit fees	96,168
Trustee’s fees	55,399
Accounting fees	45,000
Interest expense	289
Miscellaneous expenses	86,393

Total Expenses	18,761,397

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(31,599)
Custodian fee credits	(324)

Total Reductions and Credits	(31,923)

Net Expenses	18,729,474

Net Investment Income	16,010,311

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	3,183,399
Net realized gain on swap contracts	39,798
Net realized loss on foreign currency transactions	(15,443)

Net realized gain on investments, swap contracts, and foreign currency transactions	3,207,754

Net change in unrealized appreciation:
on investments	128,903,087
on swap contracts	3,221
on foreign currency translations	934

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	128,907,242

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	132,114,996

Net Increase in Net Assets Resulting from Operations	$148,125,307

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income	$16,010,311	$14,135,781
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	3,207,754	(4,575,512)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	128,907,242	83,907,270

Net Increase in Net Assets Resulting from Operations	148,125,307	93,467,539

Distributions to Shareholders:
Net investment income
Class AAA	(4,878,419)	(3,075,114)
Class A	(6,573,433)	(4,713,352)
Class B	(4,518)	(5,488)
Class C	(7,809,625)	(6,213,255)
Class I	(484,115)	(210,483)

	(19,750,110)	(14,217,692)

Return of capital
Class AAA	(33,499,311)	(16,277,524)
Class A	(45,138,692)	(24,949,225)
Class B	(31,021)	(29,047)
Class C	(53,627,421)	(32,888,670)
Class I	(3,324,343)	(1,114,153)

	(135,620,788)	(75,258,619)

Total Distributions to Shareholders	(155,370,898)	(89,476,311)

Shares of Beneficial Interest Transactions:
Class AAA	206,119,025	63,298,144
Class A	248,262,740	73,115,804
Class B	7,422	6,374
Class C	233,125,776	65,241,400
Class I	24,817,901	8,921,410

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	712,332,864	210,583,132

Redemption Fees	25,161	1,844

Net Increase in Net Assets	705,112,434	214,576,204

Net Assets:
Beginning of period	804,727,939	590,151,735

End of period (including undistributed net investment income of $71,862 and $58,959, respectively)	$1,509,840,373	$804,727,939

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss)
		from Investment Operations
			Net		Distributions								Ratios to Average Net Assets/
	Net Asset		Realized and	Total		Net				Net Asset		Net Assets,	Supplemental Data
Period	Value,	Net	Unrealized	from	Net	Realized				Value,		End of	Net		Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Return of	Total	Redemption	End of	Total	Period	Investment	Operating	Turnover
December 31	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income	Expenses††	Rate†††
Class AAA
2010	$6.46	$0.11	$0.65	$0.76	$(0.11)	—	$(0.73)	$(0.84)	$0.00	$6.38	13.0%	$396,063	1.73%	1.43%	19%
2009	6.43	0.16	0.71	0.87	(0.13)	—	(0.71)	(0.84)	0.00	6.46	15.5	189,534	2.57	1.47	12
2008	9.08	0.15	(1.96)	(1.81)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.43	(20.9)	123,864	1.92	1.43	19
2007	9.16	0.16	0.60	0.76	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.08	8.6	161,930	1.78	1.42	19
2006	8.20	0.17	1.63	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.16	23.1	157,645	2.02	1.44	24
Class A
2010	$6.50	$0.11	$0.65	$0.76	$(0.11)	—	$(0.73)	$(0.84)	$0.00	$6.42	12.9%	$527,981	1.73%	1.43%	19%
2009	6.46	0.16	0.72	0.88	(0.13)	—	(0.71)	(0.84)	0.00	6.50	15.6	278,607	2.58	1.47	12
2008	9.12	0.15	(1.97)	(1.82)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.46	(20.9)	202,112	1.92	1.43	19
2007	9.19	0.16	0.61	0.77	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.12	8.7	261,468	1.78	1.42	19
2006	8.23	0.18	1.62	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.19	23.0	201,124	2.02	1.44	24
Class B
2010	$5.94	$0.06	$0.58	$0.64	$(0.11)	—	$(0.73)	$(0.84)	$0.00	$5.74	12.0%	$246	0.99%	2.18%	19%
2009	6.02	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.94	14.7	246	1.86	2.22	12
2008	8.63	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.02	(21.6)	243	1.16	2.18	19
2007	8.80	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.63	7.9	343	1.02	2.17	19
2006	7.97	0.11	1.56	1.67	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.80	22.1	347	1.28	2.19	24
Class C
2010	$5.98	$0.06	$0.59	$0.65	$(0.11)	—	$(0.73)	$(0.84)	$0.00	$5.79	12.1%	$544,110	0.98%	2.18%	19%
2009	6.06	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.98	14.6	319,960	1.84	2.22	12
2008	8.67	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.06	(21.5)	256,517	1.17	2.18	19
2007	8.84	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.67	7.8	316,009	1.04	2.17	19
2006	8.00	0.11	1.57	1.68	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.84	22.1	209,691	1.27	2.19	24
Class I
2010	$6.49	$0.12	$0.66	$0.78	$(0.11)	—	$(0.73)	$(0.84)	$0.00	$6.43	13.3%	$41,440	1.97%	1.18%	19%
2009	6.44	0.17	0.72	0.89	(0.13)	—	(0.71)	(0.84)	0.00	6.49	15.8	16,381	2.82	1.22	12
2008 (c)	8.94	0.16	(1.82)	(1.66)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.44	(19.6)	7,416	2.34 (d)	1.18 (d)	19

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.

††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended December 31, 2007 would have been 1.41% (Class AAA and Class A) and 2.16% (Class B and Class C). For the years ended December 31, 2010, 2009, 2008, and 2006, the effect of Custodian Fee Credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006 would have been 47% and 37%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Notes to Financial Statements
1. Organization. The Gabelli Utilities Fund (the “Fund”) was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.
The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$12,202,120	—	$0	$12,202,120
Other Industries (a)	926,893,208	—	—	926,893,208
COMMUNICATIONS (a)	280,320,042	—	—	280,320,042
OTHER
Aviation: Parts and Services	14,814,430	$169,629	—	14,984,059
Other Industries (a)	51,784,882	—	—	51,784,882

Total Common Stocks	1,286,014,682	169,629	0	1,286,184,311

Convertible Preferred Stocks (a)	1,659,196	—	—	1,659,196
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	—	—	0	0
COMMUNICATIONS
Telecommunications	—	690,231	—	690,231

Total Warrants	—	690,231	0	690,231

U.S. Government Obligations	—	213,411,074	—	213,411,074

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,287,673,878	$214,270,934	$0	$1,501,944,812

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$5,083	$—	$5,083

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	12/31/10†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$0	$—
COMMUNICATIONS
Wireless Communications	0	—	0	—	(0)	—	—	—	—

Total Common Stocks	0	—	0	—	(0)	—	—	0	—

Warrants
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$—	$—	$—	$(26,470)	$—	$26,470	$—	$0	$(26,470)

TOTAL INVESTMENTS IN SECURITIES	$0	$—	$0	$(26,470)	$(0)	$26,470	$—	$0	$(26,470)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2010 are reflected within the Schedule of Investments and further details are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$144,776 (22,000 Shares)	International Power plc	International Power plc	6/27/11	$5,083
The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2010 had an average monthly notional amount of approximately $121,124.
As of December 31, 2010, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2010, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at December 31, 2010. For the restricted securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (the “NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of distributions, and tax treatment of swap gains/losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,752,702 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $24,353, with an offsetting adjustment to additional paid-in capital.
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary income	$19,750,110	$14,217,692
Return of capital	135,620,788	75,258,619

Total distributions paid	$155,370,898	$89,476,311

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.84 per share.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,006,573)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	148,752,924
Other temporary differences*	(17,199)

Total	$146,729,152

*	Other temporary differences are primarily due to adjustments on distributions payable, income from investments in hybrid securities, and mark-to-market and accrual adjustments on investments in swap contracts.
At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,006,573 which are available to reduce future required distributions of net capital gains to shareholders through 2017.
During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $3,732,020.
At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,353,198,304	$180,492,730	$(31,746,222)	$148,746,508
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $31,599.
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $617,500,694 and $168,090,930, respectively.
Sales of U.S. Government obligations for the year ended December 31, 2010, other than short-term obligations, aggregated $4,240,000.
6. Transactions with Affiliates. During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $682,542 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $1,461,904 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2010, there were no borrowings under the line of credit.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
8. Shares of Beneficial Interest. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2010 and December 31, 2009 amounted to $25,161 and $1,844, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	40,276,054	$252,896,069	14,651,030	$90,485,673
Shares issued upon reinvestment of distributions	4,834,770	30,037,198	2,462,380	14,845,212
Shares redeemed	(12,337,611)	(76,814,242)	(7,042,972)	(42,032,741)

Net increase	32,773,213	$206,119,025	10,070,438	$63,298,144

Class A
Shares sold	45,841,387	$289,325,641	16,375,320	$101,619,460
Shares issued upon reinvestment of distributions	4,123,540	25,773,894	2,313,584	13,999,716
Shares redeemed	(10,600,928)	(66,836,795)	(7,097,239)	(42,503,372)

Net increase	39,363,999	$248,262,740	11,591,665	$73,115,804

Class B
Shares sold	3,520	$19,677	—	—
Shares issued upon reinvestment of distributions	875	4,945	1,153	$7,256
Shares redeemed	(3,013)	(17,200)	(165)	(882)

Net increase	1,382	$7,422	988	$6,374

Class C
Shares sold	44,598,635	$256,833,929	14,382,795	$83,001,233
Shares issued upon reinvestment of distributions	6,403,678	36,394,740	4,143,147	23,240,343
Shares redeemed	(10,494,083)	(60,102,893)	(7,385,803)	(41,000,176)

Net increase	40,508,230	$233,125,776	11,140,139	$65,241,400

Class I
Shares sold	4,805,208	$30,397,336	1,834,711	$11,644,578
Shares issued upon reinvestment of distributions	571,980	3,577,076	202,647	1,223,147
Shares redeemed	(1,453,970)	(9,156,511)	(664,850)	(3,946,315)

Net increase	3,923,218	$24,817,901	1,372,508	$8,921,410

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2010 is set forth below:

				Net Change		Percent
				in Unrealized	Value at	Owned
	Beginning	Shares/Par	Ending	Appreciation	December 31,	of Shares
	Shares/Par	Purchased	Shares/Par	(Depreciation)	2010	Outstanding
Corning Natural Gas Corp.	161,090	31,522	192,612	$480,834	$4,141,158	16.76%

The Gabelli Utilities Fund
Notes to Financial Statements (Continued)
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Gabelli Utilities Fund
We have audited the accompanying statement of assets and liabilities of The Gabelli Utilities Fund (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Utilities Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 28, 2011

The Gabelli Utilities Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	TimeServed[2]	by Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee Age: 68	Since 1999	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 75	Since 1999	34	President of the law firm of Anthony J.Colavita, P.C.	—

Vincent D. Enright Trustee Age: 67	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Mary E. Hauck Trustee Age: 68	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 42	Since 2009	9	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Werner J. Roeder, MD Trustee Age: 70	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Utilities Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

The Gabelli Utilities Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA Chairman and Chief Executive Officer	Mary E. Hauck Former Senior Portfolio Manager
GAMCO Investors, Inc.	Gabelli-O’Connor Fixed Income Mutual Fund Management Co.

Anthony J. Colavita President Anthony J. Colavita, P.C.	Kuni Nakamura President Advanced Polymer, Inc.

Vincent D. Enright Former Senior Vice President and Chief Financial Officer KeySpan Corp.	Werner J. Roeder, MD Medical Director Lawrence Hospital
Officers

Bruce N. Alpert President	Peter D. Goldstein Chief Compliance Officer

Agnes Mullady Secretary and Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB470Q410SR
« « « «
The Gabelli Utilities Fund
Morningstar® rated The Gabelli Utilities Class AAA Shares 4 stars overall and 5 stars for the three year period and 4 stars for the five and ten year periods ended December 31, 2010 among 83, 83, 78, and 52 Specialty-Utilities funds, respectively.
ANNUAL REPORT
DECEMBER 31, 2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,700 for 2009 and $26,000 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A
(c) 0%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/11

* Print the name and title of each signing officer under his or her signature.